                                                                   EXHIBIT 10.34


                           PROMISSORY NOTE (SECURED)


$20,000,000.00                                  Chicago, Illinois March 10, 2000
                                                               Due March 9, 2001

     FOR VALUE RECEIVED, the undersigned (jointly and severally if more than one) ("Borrower"), promises to pay to the order of AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Bank"), at its principal place of business in Chicago, Illinois or such other place as Bank may designate from time to time hereafter, the principal sum of Twenty Million Dollars, or such lesser principal sum as may then be owed by Borrower to Bank hereunder, which sum shall be due and payable on March 9, 2001.

     Borrower's obligations and liabilities to Bank under this Note, and all other obligations and liabilities of Borrower to Bank (including without limitation all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, including those evidenced in rate hedging agreements designed to protect the Borrower from the fluctuation of interest rates, heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Note, any agreement, instrument or document heretofore, now or from time to time hereafter executed and delivered to Bank by or on behalf of Borrower, or by oral agreement or operation of law or otherwise shall be defined and referred to herein as "Borrower's Liabilities."

     The unpaid principal balance of Borrower's Liabilities due hereunder shall bear interest from the date hereof until paid, computed (i) at a daily rate equal to the daily rate equivalent of 175 basis points in excess of the London Interbank Offered Rate announced by Bank per the London Interbank Offered Rate Borrowing Agreement with even date herewith; or (ii) at a daily rate equal to the daily rate equivalent of the rate of interest announced or published publicly from time to time by Bank as its prime or base rate of interest computed on the basis of a 360-day year and actual days elapsed (the "Base Rate"); provided, however, that in the event that any of Borrower's Liabilities
        --------  -------
are not paid when due, the unpaid amount of Borrower's Liabilities shall bear interest after the due date until paid at a rate equal to the sum of the rate that would otherwise be in effect plus 3%.

     If the rate of interest to be charged by Bank to Borrower hereunder is that specified in clause (ii) above, such rate shall fluctuate hereafter from time to time concurrently with, and in an amount equal to, each increase or decrease in the Base Rate, whichever is applicable.

     Accrued interest shall be payable by Borrower to Bank on June 30, 2000, September 30, 2000, December 31, 2000, and at maturity, or as billed by Bank to Borrower, at Bank's principal place of business, or at such other place as Bank may designate from time to time hereafter. After maturity, accrued interest on all of Borrower's Liabilities shall be payable on demand.

     Borrower shall pay to Bank within twenty (20) days from the date of the Bank's invoice therefor, a Revolving Loan Commitment Fee (the "Revolving Loan Commitment Fee") at the rate of three sixteenths of one percent (0.1875%) per annum on the average daily unused portion of the Note. The Revolving Loan Commitment Fee shall be payable quarterly in arrears commencing on June 30, 2000 (which payment shall include the period commencing on the date hereof), September 30, 2000, December 31, 2000 and on the due date of this Note.

     Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for proper business purposes and consistently with all applicable laws and statutes.

Borrower further warrants that borrowings under this Note will be used solely for the purpose of purchasing loans from Colorado Business Bank, N.A.

     To secure the prompt payment to Bank of Borrower's Liabilities and the prompt, full and faithful performance by Borrower of all of the provisions to be kept, observed or performed by Borrower under this Note and/or any other agreement, instrument or document heretofore, now and/or from time to time hereafter delivered by or on behalf of Borrower to Bank, Borrower grants to Bank a security interest in and to the following property: (a) all of Borrower's now existing and/or owned and hereafter arising or acquired monies, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Bank or its bailee for any purpose; (b) 100% of the common stock (__20,000____ shares) of Colorado Business Bank, N.A., per the Stock Pledge and Security Agreement dated March 10, 2000, and any additions, amendments, replacements, or substitutions made thereto; and (c) all substitutions, renewals, improvements, accessions or additions thereto, replacements, offspring, rents, issues, profits, returns, products and proceeds thereof, including without limitation proceeds of insurance policies insuring the foregoing collateral (all of the foregoing property is referred to herein individually and collectively as "Collateral").

     Regardless of the adequacy of the Collateral, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its bailee for any purpose, may be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities.

     Borrower agrees to deliver to Bank immediately upon Bank's demand, such additional collateral as Bank may request from time to time should the value of the Collateral (in Bank's sole and exclusive opinion) decline, deteriorate, depreciate or become impaired, or should Bank deem itself insecure for any reason whatsoever, including without limitation a change in the financial condition of Borrower or any party liable with respect to Borrower's Liabilities, and does hereby grant to Bank a continuing security interest in such other collateral, which shall be deemed to be a part of the Collateral. Borrower shall execute and deliver to Bank, at any time upon Bank's demand, all agreements, instruments, documents and other written matter that Bank may request, in form and substance acceptable to Bank, to perfect and maintain perfected Bank's security interest in the Collateral or any additional collateral. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction, of this Note or of any financing statement, shall be sufficient as a financing statement.

     Bank may take, and Borrower hereby waives notice of, any action from time to time that Bank may deem necessary or appropriate to maintain or protect the Collateral, and Bank's security interest therein, and in particular Bank may at any time (i) transfer the whole or any part of the Collateral into the name of the Bank or its nominee, (ii) collect any amounts due on Collateral directly from persons obligated thereon, (iii) take control of any proceeds and products of Collateral, and/or (iv) sue or make any compromise or settlement with respect to any Collateral. Borrower hereby releases Bank from any and all causes of action or claims which Borrower may now or hereafter have for any asserted loss or damage to Borrower claimed to be caused by or arising from: (a) Bank's taking any action permitted by this paragraph; (b) any failure of Bank to protect, enforce or collect in whole or in part any of the Collateral; and/or (c) any other act or omission to act on the part of Bank, its officers, agents or employees, except for willful misconduct.

     The occurrence of any one of the following events shall constitute a default by the Borrower ("Event of Default") under this Note: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower or any guarantor of any of Borrower's Liabilities fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Note; (c) occurrence of a default or event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Bank; (d) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any person or entity which has granted to Bank a security interest or lien in and to some or all of such person's or entity's real or personal property to secure the payment of Borrower's Liabilities; (e) if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state or local department or agency; (g) if Borrower or any guarantor of Borrower's Liabilities becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any such guarantor, if Borrower or any such guarantor shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or any such guarantor for its dissolution or liquidation, or if Borrower or any such guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of Borrower or any guarantor of Borrower's Liabilities, or the appointment of a conservator for all or any portion of Borrower's assets or the Collateral; (i) the revocation, termination or cancellation of any guaranty of Borrower's Liabilities without written consent of Bank; (j) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or
Section 4001 of the Employee Retirement Income Security Act of 1974, as amended, "ERISA") sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or any guarantor of Borrower's Liabilities is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (l) if any material statement, report or certificate made or delivered by Borrower, any of Borrower's partners, officers, employees or agents or any guarantor of Borrower's Liabilities is not true and correct; or (m) if Bank is reasonably insecure.

     Upon the occurrence of an Event of Default, at Bank's option, without notice by Bank to or demand by Bank of Borrower: (i) all of Borrower's Liabilities shall be immediately due and payable; (ii) Bank may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant jurisdiction and any other applicable law upon default by a debtor; (iii) Bank may enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and may seize or remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral; and/or (iv) Bank may sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided, however, that Borrower shall be credited with the net proceeds of any such sale only when the same are actually received by Bank.

     Upon an Event of Default, Borrower, immediately upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place or places to be designated by Bank which is reasonably convenient to Bank and Borrower.

     All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom or waive any rights of Bank to enforce prompt payment hereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafterto demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

     Borrower agrees to pay, immediately upon demand by Bank, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by Bank (i) in enforcing any of Bank's rights hereunder, and (ii) in representing Bank in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Bank, Borrower or any other person) in any way relating to this Note, Borrower's Liabilities or the Collateral, and to the extent not paid the same shall become part of Borrower's Liabilities.

     This Note shall be deemed to have been submitted by Borrower to Bank and to have been made at Bank's principal place of business. This Note shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts.

     Advances under this Note may be made by Bank upon oral or written request of any person authorized to make such requests on behalf of Borrower ("Authorized Person"). Borrower agrees that Bank may act on requests which Bank in good faith believes to be made by an Authorized Person, regardless of whether such requests are in fact made by an Authorized Person. Any such advance shall be conclusively presumed to have been made by Bank to or for the benefit of Borrower. Borrower does hereby irrevocably confirm, ratify and approve all such advances by Bank and agrees to indemnify Bank against any and all losses and expenses (including reasonable attorneys' fees) and shall hold Bank harmless with respect thereto.


     TO INDUCE BANK TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.


     BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR
(II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

821 17th Street                   COLORADO BUSINESS BANKSHARES, INC.
Denver, Colorado 80202            -----------------------------------
TIN # 84-0826324                  Borrower
      ----------


                                     /s/ Jonathan C. Lorenz
                                  ---------------------------------------------
                                  By:      Jonathan C. Lorenz
                                     ------------------------------------------
                                  Its:        President
                                      -----------------------------------------

                      STOCK PLEDGE AND SECURITY AGREEMENT
                      -----------------------------------


  This Stock Pledge and Security Agreement (this "Agreement") is dated as of the 10th day of March, 2000; by and between COLORADO BUSINESS BANKSHARES, INC. (hereinafter referred to as "Pledgor") and AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a national banking association (hereinafter referred to as "Bank").

W I T N E S S E T H:
- - - - - - - - - -

     WHEREAS, in order to secure the payment and performance of Pledgor's obligations and liabilities to Bank, Pledgor has agreed to pledge and grant a lien and security interest to Bank in and to the securities listed and described in Section 1 hereof and Exhibit "A" attached hereto and all additions thereto from time to time:

     WHEREAS, this Agreement has been executed and delivered by Pledgor to Bank pursuant to the Note of even date in the amount of twenty million dollars ($20,000,000), referred to herein as the "Note";

     NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions herein contained herein, and the mutual agreements of the parties hereto, Pledgor and Bank hereby agree as follows:

1. To secure the payment and performance of all Pledgor's obligations and liabilities to Bank, whether absolute or contingent, due or to become due, direct or indirect, whether now existing or hereafter and howsoever arising, and howsoever evidenced, whether under the Notes, any extension or renewal thereof, or otherwise (hereinafter collectively referred to as the "Liabilities"), Pledgor hereby pledges and assigns to Bank and grants unto Bank a security interest in:

   a. the securities described in Exhibit "A" attached hereto, with stock power attached thereto, all duly endorsed in blank, herewith delivered to Bank and all additions thereto from time to time deposited by Pledgor with Bank;

   b. any and all other securities deposited with Bank from time to time in accordance with the provisions of paragraph 3 hereof;

   c. any and all other additional securities to which Pledgor (without additional consideration) now is, or hereafter may be, entitled by virtue of its ownership of any of the foregoing securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or other wise; and

   d. any and all dividends, distributions and other amounts to which Bank is entitled pursuant to the provisions of paragraph 4 hereof:

(a) through (d) above are hereinafter collectively referred to as the "Collateral."

2.   Representations and Warranties
     ------------------------------

         Pledgor warrants, represents and covenants to the Bank that as of the date of the execution of this Agreement, and continuing so long as any of Borrower's Liabilities (as that term is defined in the Note) remain outstanding, and (even if there shall be no Borrower's Liabilities outstanding) so long as the Note remains in effect:

     a. Each of Pledgor and Pledgor's subsidiaries: (i) is a corporation or a national bank, respectively, duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization;
         (ii) is duly qualified as a foreign corporation and in good standing in all states in which it is doing business except where the failure to so qualify would not have a material adverse effect on Pledgor or any of Pledgor's subsidiaries, or their respective businesses; and (iii) has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted.

     b. Pledgor has full right, power and authority to enter into, execute, deliver and perform this Stock Pledge and Security Agreement; Each advance under the Note and the execution and delivery of the Note are within the corporate and other powers of Pledgor. The Note and the other agreements of even date have been duly authorized, executed and delivered by Pledgor and the Note is the legal, valid and binding obligation of Pledgor, enforceable against such Persons in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, and general principles of equity.

     c. There are no actions or proceedings which are pending or threatened against Pledgor or Colorado Business Bank, N.A. ("CBB") which might materially affect the Collateral or Pledgor's ability to repay Pledgor's Liabilities;

     d. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with, or contemplation of, the execution and delivery of the Note, which have not been obtained or filed.

     e. None of Pledgor, or any of Pledgor's subsidiaries or any of their respective officers or directors is now operating under any currently effective written restrictions agreed to by Pledgor or any of Pledgor's subsidiaries, or agreements, memoranda, or written commitments by Pledgor or any of Pledgor's subsidiaries (other than restrictions of general application) imposed or required by any Governmental Authority nor are any such restrictions threatened or agreements, memoranda or commitments being sought by any Governmental Authority. "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof any entity exercising executive, legislative, judicial or regulatory or administrative functions of or pertaining to government, including without limitation the Federal Reserve Board ("FRB"), the Comptroller of the Currency (the "OCC"), the Federal Deposit Insurance Corporation (the "FDIC"), or the Colorado Department of Banking.

     f. The execution, delivery and/or performance by Pledgor of this Stock Pledge and Security Agreement does not and shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or of any order, judgment or decree to which Pledgor, or any of its property is subject, or a breach of any provision contained in Pledgor's Articles of Incorporation or By-laws, or contained in any agreement, instrument or document to which Pledgor is now or hereafter may become a party or by which Pledgor or any of its property is or may become bound;

     g. as to the Collateral deposited with Bank (i) Pledgor is the legal and beneficial owner thereof, (ii) the same is validly issued, fully paid and non-assessable and is registered in Pledgor's name, (iii) the stock transfer forms attached to the certificates representing such Collateral have been duly executed and delivered by Pledgor to Bank, and (iv) none of such Collateral is subject to any security interest, pledge, lien or other encumbrance, or adverse claim of any kind whatsoever, except for the interest therein granted to Bank hereby; and

     h. Pledgor shall at all times keep complete and accurate books and records and prepare financial statements and shall cause to be delivered to Bank on an annual basis or when there is a material change signed personal financial statements listing all assets, liabilities, and income of Pledgor; and any such other information which Bank may reasonably request.

     i.  Pledgor shall deliver to Lender:

               (i) as soon as available, but in any event not more than 90 days after the close of each Fiscal Year of Pledgor, consolidated audited financial statements for Pledgor, prepared in accordance with GAAP consistently applied throughout the periods reflected therein by independent certified public accountants reasonably acceptable to Lender, with such accountants' unqualified opinion with respect thereto;

               (ii) as soon as available, but in no event later than forty-five (45) days after the end of each calendar quarter, a copy of: (1) the balance sheet, profit and loss statement, surplus statement and any supporting schedules for each of Pledgor prepared in accordance with GAAP consistently applied; and (2) the quarterly financial statements of Pledgor and CBB, including, but not limited to, all call reports, filed with any state or federal bank regulatory authority

               (iii) to the extent permitted by law, promptly after the same are available, copies of: (A) each annual report, proxy or financial statement or other report or communication sent by Pledgor to the stockholders of Pledgor; (B) each registration statement which Pledgor may file with any Governmental Authority or with any securities exchange; (C) all annual, regular, periodic and special reports which Pledgor may file or be required to file with any Governmental Authority or with any securities exchange that relate to the overall financial condition or results of operations of Pledgor;

               (iv) promptly after Bank shall request the same, such other information respecting the Pledgor or any of its subsidiaries, as the Bank may request.

     j. Pledgor shall cause CBB to permit Bank through its employees, attorneys, accountants or other agents, to inspect any of the properties and the corporate and financial books and records of Pledgor and CBB at such times and as often as Lender may reasonably request.

3.   Stock Splits, Stock Dividends, Etc.
     -----------------------------------

     a. In the event that Pledgor, by virtue of its ownership of the Collateral now is, or hereafter becomes, entitled (without additional consideration) to other or additional securities as the result of any corporate reorganization, merger or consolidation, stock split, stock dividend or otherwise, or acquires the securities of any other bank from time to time, Pledgor shall:

         (i) cause the issuer thereof to deliver to Bank the certificates evidencing Pledgor's ownership thereof and hereby authorizes and empowers Bank to demand the same from such issuer, and agrees if such certificates are delivered to Pledgor, to take possession thereof in trust for Bank and forthwith deliver the same to Bank;

         (ii) deliver to Bank a stock transfer form with respect to such securities, executed in blank by Pledgor and on which shall be endorsed the guarantee by a banking association acceptable to Bank, that the signature on such form is genuine;

         (iii) deliver to Bank a certificate, executed by Pledgor and dated the date of such pledge, as to the truth and correctness on such date of the warranties set forth in sub-paragraph (d) or paragraph 2 hereof; and

         (iv) deliver to Bank such other certificates, forms, and other instruments as Bank may request in connection with such pledge.

     b. Pledgor agrees that such securities shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security Agreement in the same manner and to the same extent as the securities hereby pledged to Bank on the date hereof.

4.   Voting Power, Dividends, Substitutions
     --------------------------------------

     Unless and until an Event of Default hereunder shall have occurred, Pledgor shall be entitled to:

     a. exercise all voting powers pertaining to the securities included in the Collateral for any purpose not inconsistent with, or in violation of, the provisions of this Stock Pledge and Security Agreement, in all corporate matters except (unless Bank consents thereto) those which, in Bank's sole discretion, may affect the value of the assets owned by the issuer of the securities comprising the Collateral or the value of the Collateral; and

     b. collect and receive all cash dividends and distributions with respect to the securities included in the collateral paid out of the retained earnings or the current net profits of the issuer thereof. Bank shall be entitled to collect and receive all other dividends and distributions on such securities (whether in stock, cash or other property) received in exchange or substitution for or upon conversion of, such securities, and all amounts payable or distributable upon the liquidation, whether voluntary or involuntary, of any issuer thereof. Cash received by Bank pursuant to the provisions of this paragraph 4 may be commingled by Bank with its other funds, and shall be noninterest bearing. Pledgor agrees that if it receives any of such dividends, distributions, securities and other amounts to which Bank is entitled, it shall take possession thereof in trust for Bank and forthwith deliver the same to Bank, and agrees that the same shall constitute a portion of the Collateral and be subject to this Stock Pledge and Security Agreement in the same manner and to the same extent as the securities pledged to Bank on the date hereof.

5.   Default and Remedies
     --------------------

     a. The occurrence of any of the following shall constitute an Event of Default hereunder:

         (i) any representation or warranty made by Pledgor to Bank hereunder, or in any certificate delivered to Bank pursuant hereto, or under any other agreement between Pledgor and Bank shall prove to have been false and misleading in any material respect as of the date on which the same was made, or Pledgor shall fail to observe or perform any term, provision, condition or covenant contained in this Stock Pledge and Security Agreement, the Notes, or any other agreement, instrument or document now or at anytime hereafter executed and delivered by Pledgor to Bank;

         (ii) occurrence of a default or an event of default under the Notes, or any other agreement, instrument or document now or at any time hereafter executed and delivered to Bank by Pledgor; and

         (iii) the appointment of a receiver for Colorado Business Bank, N.A. ("CBB") or a cease and desist order is issued against CBB by the Federal Deposit Insurance Corporation ("FDIC"), the Office of the Comptroller of Currency ("OCC"), or the Colorado Commissioner of Banks or a memorandum of understanding is issued to CBB by the FDIC, the OCC, or the Colorado Commissioner of Banks or CBB becomes subject to any material regulatory sanction by the FDIC, the OCC, or the Colorado Commissioner of Banks.

     b. If an Event of Default shall occur and be continuing, Bank may, at its option:

         (i) cause the securities included in the Collateral to be registered in its name or in the name of its nominee;

         (ii) exercise all voting powers pertaining to such securities and otherwise act with respect thereto as though Bank were the outright owner thereof (Pledgor hereby irrevocably constituting and appointing Bank its proxy and attorney-in-fact with full power of substitution so to do);

         (iii) receive all dividends and all other distributions of any kind whatsoever on all or any of such securities;

         (iv) exercise any and all rights of collections, conversion or exchange, and any and all other rights, privileges, options or powers of Pledgor pertaining or relating to such securities (Pledgor hereby irrevocably constituting and appointing Bank its proxy and attorney in fact with full power of substitution so to
               do);

         (v) sell, assign and deliver the whole, or from time to time any part of such securities at any broker's board or at any private sale or at public auction, with or without demand for performance, advertisement or notice of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby are expressly waived) for cash, for credit or for other property, for immediate or future delivery, and for such price or prices and on such terms and Bank in its uncontrolled discretion may determine; and

         (vi) exercise any other remedy specifically granted under this Stock Pledge and Security Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

         c. For purposes of this paragraph 5, an agreement to sell all or any part of such securities shall be treated as a sale thereof and Bank shall be free to carry out such sale pursuant to such agreement, and Pledgor shall not be entitled to the return of any of the same subject thereto, notwithstanding that after bank shall have entered into such an agreement, all Events of Default hereunder may have remedied.

         e. At any sale made pursuant to subparagraph (b) of this paragraph 5, Bank may bid for and purchase, free from any right or equity of redemption on the part of Pledgor (the same being hereby waived and released), and part of or all securities included in the Collateral that are offered for sale and may make payment on account thereof by using any claim then due and payable to Bank by Pledgor as a credit against the purchase price, and Bank may, upon compliance with the terms of sale, hold, retain and dispose of such securities without further accountability therefor.

         f. Bank shall apply the proceeds of any sale of the whole or any part of such securities, and any other monies at the time held by Bank under the provisions of this Stock Pledge and Security Agreement, after deducting all costs and expenses of collection, sale and delivery (including, without limitation, reasonable attorneys' fees and other legal expenses) incurred by Bank in connection with such sale, towards the payment of the Pledgor's Liabilities. Bank shall remit any surplus to Pledgor.

         g. Bank shall not have any duty to exercise any of the rights, privileges, options or powers, or to sell or otherwise realize upon any of such securities, as hereinbefore authorized, and Bank shall not be responsible for any failure to do so or delay in so doing.

         h. Any sale of, or the grant of options to purchase, or any other realization upon, all or any portion of such securities under subparagraph (b) of this paragraph 5 shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Pledgor in and to such securities so sold, options or realized upon.

     6.  Bank's Obligations, Custodial Agreement
         ---------------------------------------

         a. Bank shall have no duty to protect, preserve or enforce rights under any security included in the Collateral other than a duty of reasonable custodial care of any such security in its possession.

         b. Pledgor understands and agrees that Bank may deposit such securities with a custodian and hereby agrees to pay reasonable fees of any such custodian in connection with its acting as custodian.

     7.  Termination Stock Pledge and Security Agreement
         -----------------------------------------------

         Upon the payment and performance in full of all of the Liabilities secured hereby, Bank shall cause to be transferred to Pledgor all of the stock pledged by Pledgor herein and any rights received by Bank pursuant hereto (less any portion of same sold, transferred or disposed of pursuant to, and under the circumstances specified in, paragraph 5 hereof), and this Stock Pledge and Security Agreement shall thereupon be terminated.

     8.  Miscellaneous
         -------------

         a. Bank may assign its rights under this Stock Pledge and Security Agreement, and may deliver the Collateral or any portion thereof to the assignee who shall thereupon to the extent provided in the instrument of assignment have all of the rights of Bank hereunder with respect to the Collateral and Bank shall, thereafter, be fully discharged from any responsibility with respect to the Collateral so delivered to such assignee. No such assignment, however, shall relieve such assignee of those duties and obligations of Bank specified hereunder.

         b. Each and every right, remedy and power granted to Bank hereunder shall be cumulative, and in addition to any other right, remedy or power herein specifically granted now or hereafter existing in equity, at law, by virtue of statute or otherwise and may be exercised by Bank, from time to time, concurrently or independently and as often and in such order as Bank may deem expedient. Any failure or delay on the part of Bank in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect Bank's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other, or further exercise thereof or the exercise of any other right, remedy or power.

         c. Any modification or waiver of any provision of this Stock Pledge and Security Agreement, or any consent to any departure by Bank therefrom, shall not be effective in any event unless the same is in writing and signed by Bank and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Pledgor in any event not specifically required of Bank hereunder shall not entitle Pledgor to any other or further notice or demand in the same, similar or other circumstance unless specifically required hereunder.

         d. Pledgor agrees that at any time, and from time to time after the execution and delivery of this Stock Pledge and Security Agreement, it will, upon the request of Bank, execute and deliver such further documents and do such further acts and things as Bank may reasonably request in order to fully effect the purpose of this Stock Pledge and Security Agreement, and to subject to the security interest created hereby and property intended by the provisions hereof to be covered hereby.

         e. Any notice, request, demand, consent, approval or other communication provided or permitted hereunder shall be in writing and be given by personal delivery or sent by United States first class mail, postage prepaid, addressed to the party for whom it is intended, at its address as follows:

               To Pledgor:  Colorado Business Bankshares, Inc.
                            Attention: Jonathan C. Lorenz
                            821 17th Street
                            Denver, Colorado 80202

               To Bank:     American National Bank and Trust Company of Chicago
                            Attention:  John L. Spalding
                            120 South LaSalle Street
                            Chicago, Illinois  60603-3400

               provided, however, that any party may change its address for purposes of receipt of any such communication by giving ten (10) days' written notice of such change to the other party in the manner above prescribed.

         f. This Stock Pledge and Security Agreement shall be deemed to have been made under, and shall be governed by, the laws of the State of Illinois in all respects, including matters of construction, validity and performance.

         g. If any provision of this Stock Pledge and Security Agreement is prohibited by, or is unlawful or unenforceable under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however, that any such prohibition in any jurisdiction shall not invalidate such provision in any other jurisdiction; and provided, further, that where the provisions of any such applicable law may be waived, they are hereby waived by Pledgor to the full extent permitted by law to the end that this Stock Pledge and Security Agreement shall be deemed to be valid and binding in accordance with its terms.

         h. This Stock Pledge and Security Agreement shall inure to the benefit of the successors and assigns of Bank and shall be binding upon the successors and assigns of Pledgor.

     IN WITNESS WHEREOF, this Agreement is effective as of the date first above written.


                                           COLORADO BUSINESS BANKSHARES, INC.


                                           /s/ Jonathan C. Lorenz
                                           -------------------------------------

                                           By:    Jonathan C.Lorenz
                                              ----------------------------------
                                           Its:    President
                                               ---------------------------------



                                           AMERICAN NATIONAL BANK AND TRUST
                                            COMPANY OF CHICAGO


                                           /s/ John L. Spalding
                                           -------------------------------------

                                           By:    John L. Spalding
                                              ----------------------------------
                                           Its:    First Vice President
                                               ---------------------------------

               LONDON INTERBANK OFFERED RATE BORROWING AGREEMENT


     THIS LONDON INTERBANK OFFERED RATE ("LIBOR") BORROWING AGREEMENT (this "Agreement"), dated as of the 10th day of March, 2000 by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("Bank"), a national banking association with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603-3400, and COLORADO BUSINESS BANKSHARES, INC. ("Borrower"), with principal place of business at 821 17TH Street, Denver, Colorado 80202, has reference to the following facts and circumstances:

     A. Borrower has requested and Bank has agreed to extend an interest rate option of 1.75% per annum in excess of the London Interbank Offered Rate ("LIBOR"); and

     B. Borrower has executed a Promissory Notes (Secured) with even date herewith in the amount of $20,000,000.00 in favor of Bank (the "Note") which reflects the LIBOR option.

     NOW, THEREFORE, in consideration of any loan, advance, extension of credit and/or other financial accommodation at any time made by Bank to or for the benefit of Borrower, and of the promises set forth herein, the parties hereto agree as follows:

                           1.  DEFINITIONS AND TERMS
                               ---------------------

     1.1 The following words, terms and/or phrases shall have the meanings set forth thereafter and such meanings shall be applicable to the singular and plural form thereof; whenever the context so requires, the use of "it" in reference to Borrower shall mean Borrower as identified at the beginning of this
Agreement:

           (a) "Amortization Date":  the dates specified in the Note when
                -----------------
               principal payments are due.

           (b) "Borrowing": any portion of Borrower's liabilities bearing
                ---------
               interest at LIBOR.

           (c) "Business Day": any day on which Bank is open for regular
                ------------
               business.

           (d) "Event of Default": the definition ascribed to this term in the
                ----------------
               Note.

           (e) "Interest Period": the period commencing on the date a LIBOR
                ---------------
               Loan is made and ending, as the Borrower may select for 90 days thereafter.

           (f) "LIBOR Loans": any principal portion of Borrower's liabilities
                -----------
               bearing interest at a rate based on LIBOR.

           (g) "LIBOR Margin":  1.750%
                ------------

           (h) "Maturity Date":  the date specified in the Notes upon which the
                -------------
               Borrower's liabilities are due and payable in full.

     1.2 Any terms or phrases not specifically defined in this Agreement shall have the meanings ascribed to them in the Notes.

                         2.  MANNER OF LIBOR ELECTION
                             ------------------------

     2.1 Borrower may elect to cause all or a portion of the principal outstanding on the Notes to bear interest at a daily rate equal to the daily rate equivalent of 1.750% in excess of LIBOR, subject to the following conditions:

           (a) Not more than five (5) nor less than two (2) Business Days prior to the requested date of any LIBOR Borrowing, Borrower shall deliver to Bank an irrevocable written or telephonic notice setting forth the requested date and amount of such Borrowing and the requested Interest Period of such Borrowing;

           (b) The LIBOR used in computing the interest rate applicable to such Borrowing shall be the LIBOR as quoted by Bank to Borrower as being in effect for the date of such Borrowing plus the LIBOR Margin, computed on the basis of a 360-day year and actual days elapsed, and shall be fixed for the requested period of such Borrowing;

           (c) Such Borrowing may not be prepaid prior to the expiration of the requested Interest Period of such Borrowing and shall be repaid in full on the last day of the requested Interest Period of such Borrowing; and

           (d) With respect to any Borrowing of LIBOR Loans, Borrower may not select an Interest Period that extends beyond the Maturity Date of the Notes.

     2.2 In the event Borrower fails to give notice pursuant to Section 2.1(a) of this Agreement regarding any maturing LIBOR Borrowing, Borrower shall be deemed to have requested a Borrowing of Base or Prime Rate Loans (as defined in the Notes) in the amount of the maturing Borrowing.


                            3.  GENERAL PROVISIONS
                                ------------------

     3.1   Funding Indemnity.  In the event Bank shall incur any loss, cost or
           -----------------
expense (including, without limitation, any loss of profit, and any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Bank to fund or maintain any LIBOR Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such
Bank) as a result of:

           (a) any payment or prepayment of a LIBOR Loan on a date other than the last day of its Interest Period,

           (b) any failure by Borrower to borrow a LIBOR Loan on the date specified in a notice given pursuant to Section 2.1 hereof,

           (c) any failure by Borrower to make any payment of principal on any LIBOR Loan when due (whether by acceleration or otherwise), or

           (d) any acceleration of the maturity of a LIBOR Loan as a result of the occurrence of any Event of Default,

then, upon the demand of Bank, Borrower shall pay to Bank such amount as will reimburse Bank for such loss, cost or expense. If Bank makes such a claim for compensation, it shall provide to Borrower a certificate executed by an officer of Bank setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for the computation of such loss, cost or expense) and the amounts shown on such certificate if reasonably calculated shall be conclusive.

     3.2   Availability of LIBOR Loans.  If Bank determines that maintenance of
           ---------------------------
its Loans would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, or if Bank determines that deposits of a type and maturity appropriate to match fund LIBOR Loans are not available to it then Bank shall forthwith give notice thereof to Borrower, whereupon, until Bank notifies Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Bank to make LIBOR Loans shall be suspended.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.


                                            COLORADO BUSINESS BANKSHARES, INC.


                                                   /s/ Jonathan C. Lorenz
                                            ------------------------------------

                                            By:          Jonathan C. Lorenz
                                               ---------------------------------

                                            Its:          President
                                                --------------------------------



Accepted this 10th day of March, 2000, at Bank's principal place of business in the City of Chicago, State of Illinois.


                                            AMERICAN NATIONAL BANK AND TRUST
                                             COMPANY OF CHICAGO



                                                  /s/ John L. Spalding
                                            ------------------------------------

                                            By:   John L. Spalding
                                               ---------------------------------

                                            Its:      First Vice President
                                                --------------------------------